69 REDEVELOPMENT ECONOMICS PRESERVE AT MARIN - OCCUPANCY STABILIZED 3Q 2015 (1) Based on current market NOI capitalization rates reported in CBRE North America’s Cap Rate Survey for First Half 2015 (2) Projected stabilized NOI includes an assumed 2% management fee. PROJECT SCOPE Net investment ($M) Total apartment homes NOI stabilized $123.4 126 4Q 2016 REVENUE PER APARTMENT HOME August 2015 Projected at NOI stabilization (un-trended) $4,993 $5,213 PROJECTED VALUE CREATION Redevelopment value creation ($M) As a % of investment NOI yield $23.7 19% 4.2% (1) (1) (2)

WELCOME



Aimco
APARTMENT HOMES

The Palazzo East at Park La Brea – Los Angeles, CA

INTRODUCTION

TERRY CONSIDINE



- Aimco is a top notch operator
- Aimco is creating value as an able redeveloper
- Aimco owns a quality portfolio
- Aimco's balance sheet is safe
- Aimco has a deep, cohesive management team

EXECUTIVE LEADERSHIP TEAM



TERRY CONSIDINE
Chairman & CEO

Years with Aimco: 40
Took Aimco public in 1994



PAUL BELDIN
EVP & Chief Financial Officer

Years with Aimco: 7



JOHN BEZZANT
EVP & Chief Investment Officer

Years with Aimco: 9



LISA COHN
EVP, General Counsel & Secretary

Years with Aimco: 13



MILES CORTEZ
EVP & Chief Administration Officer

Years with Aimco: 14



PATTI FIELDING
EVP Redevelopment

Years with Aimco: 18



KEITH KIMMEL
EVP Property Operations

Years with Aimco: 13

SENIOR LEADERSHIP TEAM

MILES CORTEZ



DENVER, CO

SENIOR LEADERSHIP TEAM

PROPERTY OPERATIONS



MIKE DIFRANCO
SVP Finance & Ops

Years with Aimco: 10



EVAN HOFFMANN
SVP Revenue Mgmt. & Mkt.

Years with Aimco: 7



KRISTINA HOWE
SVP Ops & Shared Service Ctr.

Years with Aimco: 13



DIDI MEREDITH
Area VP West Ops

Years with Aimco: 9



KEVIN MOSHER
Area VP East Ops

Years with Aimco: 8

REDEVELOPMENT



STEVE CORDES
SVP Redevelopment West

Years with Aimco: 14



MICHAEL ENGLHARD
SVP Construction Services

Years with Aimco: 2



STEPHANIE LAMBERT
SVP Redevelopment Finance

Years with Aimco: 14



WES POWELL
SVP Redevelopment East

Years with Aimco: 11

SENIOR LEADERSHIP TEAM

FINANCE & ADMINISTRATION



ELIZABETH COALSON
VP Investor Relations

Years with Aimco: 10



STEVE CRANE
SVP Real Estate Taxes

Years with Aimco: 12



ANDREW HIGDON
SVP & Chief Accounting Officer

Years with Aimco: 8



JENNIFER JOHNSON
SVP Human Resources

Years with Aimco: 11



LEEANN MOREIN
SVP Compliance

Years with Aimco: 21



SUSAN PICKENS
SVP IT Strategy

Years with Aimco: 21



PATTI SHWAYDER
SVP Gov't Relations & Comm.

Years with Aimco: 13



LYNN STANFIELD
SVP Financial Planning & Analysis & Tax

Years with Aimco: 15

FIRST HALF AGENDA

PAUL BELDIN



Malibu Canyon – Calabasas, CA

Aimco APARTMENT HOMES

FIRST HALF AGENDA

- SEPTEMBER OPERATING RESULTS UPDATE
- BUSINESS OVERVIEW
- PROPERTY OPERATIONS
- REDEVELOPMENT
- BREAK
- Q&A

3Q OPERATING RESULTS

KEVIN MOSHER & DIDI MEREDITH



Flamingo South Beach – Miami, FL

Aimco APARTMENT HOMES

3Q OPERATING RESULTS

3Q WEST SS

New Leases: +9.2%
Renewals: +6.9%
Blend: +8.1%
ADO: 95.7%

3Q SAME STORE

New Leases: +6.4%
Renewals: +6.0%
Blend: +6.2%
ADO: 95.6%

3Q EAST SS

New Leases: +4.1%
Renewals: +5.4%
Blend: +4.8%
ADO: 95.6%


BAY AREA
Blend: +15.1%
LOS ANGELES
Blend: +8.8%
BOSTON
Blend: +9.2%
WASHINGTON DC
Blend: +3.3%

Operating results for 3Q are preliminary and subject to change.

BUSINESS OVERVIEW

LISA COHN



Ocean House on Prospect – La Jolla, CA

Aimco APARTMENT HOMES

STRATEGIC AREAS OF FOCUS

PROPERTY OPERATIONS	• Above-average property operating results over cycle • Above-average resident retention • Peer-leading operating cost control
REDEVELOPMENT	• Redevelopment is a core business activity • Robust pipeline of redevelopment opportunities within existing portfolio • Occasional development when warranted by risk-adjusted returns
PORTFOLIO MANAGEMENT	• Diversified across markets and price points to reduce volatility in revenue • Disciplined capital recycling to upgrade portfolio • Peer-leading growth in average revenue per apartment home
BALANCE SHEET	• Quantity of leverage in line with peers and declining • Quality of leverage superior to peers • Growing unencumbered pool adding financial flexibility • Rated investment grade by S&P and by Fitch
BUSINESS & CULTURE	• Focus on ownership and operation of apartment communities • Add value through operational excellence and redevelopment • Live our values, foster a culture of success and work collaboratively every day to achieve our goals

DEMAND FOR RENTALS

DEMOGRAPHICS SUPPORT STRONG DEMAND



Change in Number of People
Aged 20 - 34
0.4
0.3
0.2
0.1
0.0
Millions
-0.1
-0.2
-0.3
-0.4
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Historically, 64% of people aged 20 to 34 have opted for rental housing.

If propensity to rent remains, people in this age cohort could add 800k people to the rental population over the next 10 years.



Change in Number of People
Aged > 55
Aged 20 - 34
2.5
2.0
1.5
1.0
Millions
0.5
0.0
-0.5
-1.0
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Historically, about 21% of people over the age of 55 have opted for rental housing.

If propensity to rent remains, people in this age cohort could add 3.8M people to the rental population over the next 10 years.

Sources: Moody's Economy.com; Green Street Advisors

RENT VS OWN

CHANGING RENT VS OWN DYNAMICS

Demand may be even stronger if the percentage of households choosing to rent continues to increase compared to historical averages.


Change in Share of Households Renting
2004 - 2014
12%
10%
8%
6%
4%
2%
0%
Under 25
25 - 29
30 - 34
35 - 39
40 - 44
45 - 49
50 - 54
55 - 59
60 - 64
65 - 69
70 - 74
75 and over
Overall
Age of Household Head

Source: U.S. Census Bureau, Current Population Survey/Housing Vacancy Survey

HIGH QUALITY DEMAND

NOT ALL DEMAND IS CREATED EQUAL

Cumulative Change in Median Real Household Incomes by Percentile
2004 - 2014


110
105
100
95
90
85
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2013 2014
Highest 20% ↑ 7%
Fourth 20% ↑ 2%
Third 20% ↓ 2%
Second 20% ↓ 6%
Lowest 20% ↓ 10%

Median Household Incomes by Age Bracket
2014


65 Years and Over
55 to 64 Years
45 to 54 Years
35 to 44 Years
25 to 34 Years
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000

Source U.S. Census Bureau Current Population Survey, Annual Social and Economic Supplements.

CUSTOMER DEMOGRAPHICS

AIMCO RESIDENT MEDIAN INCOME WELL ABOVE AVERAGE

Aimco 2014 – 2015 acquisitions and completed redevelopment properties attract residents with even higher incomes.



All Renters (1)
Aimco (2)
Recent Investments (3)
$0
$40,000
$80,000
$120,000
$160,000

(1) Source: Multihousingnews.com
(2) Represents median of all current Aimco residents living in Conventional communities.
(3) Represents median of all current residents of Aimco's 2014 - 2015 acquisitions and completed redevelopments.

CUSTOMER DEMOGRAPHICS



Ocean House on Prospect – La Jolla, CA

AIMCO RESIDENT RENT TO INCOME RATIO

Our residents spend a lower percentage of their income on rent, allowing for more aggressive future increases.



All Renters (1)
Aimco (2)
Recent Investments (3)
0%
10%
20%
30%
40%

(1) Source: Zillow.com
(2) Represents median of all current Aimco residents living in Conventional communities.
(3) Represents median of all current residents of Aimco's 2014 - 2015 acquisitions and completed redevelopments.

CUSTOMER DEMOGRAPHICS



Flamingo South Beach – Miami, FL

DIVERSIFIED AGE EXPOSURE

The average Aimco resident is 36 years old

Aimco Residents by Age Group


18-30
38%
30-40
31%
40+
31%
0%
10%
20%
30%
40%

SHAREHOLDER VALUE

STRATEGY PROVIDES FOR STEADY ECONOMIC INCOME

Economic income: year-over-year NAV growth plus annual dividend

ECONOMIC INCOME DRIVERS

$3.00	$0.50	$0.50	$1.20
Property Operations	**Redevelopment**	**Balance Sheet**	**Annual Dividend**
Aimco's 2015 projected Same Store NOI growth of 5.5% creates ~$3.00 of NAV per share.	Annual investment of $200-$300M, at value creation averaging 25 - 35% of investment. Adds $0.50 to NAV per share annually.	Each year, Aimco funds from retained earnings ~$80M of property debt amortization, adding $0.50 to NAV per share.	Current dividend is $1.20 annually, with growth tied to AFFO growth.

PROPERTY OPERATIONS

KEITH KIMMEL



The Palazzo at Park La Brea – Los Angeles, CA

Aimco APARTMENT HOMES

CUSTOMER SATISFACTION

RESIDENTS SURVEYED FROM FIRST CONTACT TO MOVE OUT


PHONE CALL
COMMUNITY VISIT
MOVE-IN
SERVICE REQUEST
MID-LEASE
RENEWAL
MOVE OUT

IMPROVING SATISFACTION

SAME STORE PORTFOLIO


2013
3.97 out of 5 Stars
55,000 Responses
2014
4.08 out of 5 Stars
86,000 Responses
2015
4.13 out of 5 Stars[1]
94,000 Responses[2]

(1) Year-to-date overall satisfaction score
(2) Projected full year volume based on response rates through August

SURVEY TRANSPARENCY

SURVEY SCORES APPEAR IN INTERNET SEARCH RESULTS


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SURVEY TRANSPARENCY

WE ENGAGE CUSTOMERS WITH HONEST RATINGS & REVIEWS


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Overall Rating 4.2 out of 5 stars
(1621)
5 stars 740
4 stars 614
3 stars 150
2 stars 67
1 star 50
Maintenance
Building Exterior
Office Staff
Move-in Condition
308 Reviews
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Stephanie K.
Certified Resident
Overall Satisfaction
I love living at 3400 Avenue of the Arts and have been a part of the community for many years. I hope I get to be a part of it for many more. I have always had a good experience here with Security, Maintenance and all the office staff. They have always been very nice, helpful and friendly and I
By sending, you agree to Rent.com's Terms of Use and Privacy Policy.

DATA DRIVES ACCOUNTABILITY

Daily Survey Digest

Operations executives and our teams receive details of each survey result which includes the team member being rated.


Resident Survey Daily Digest -- 3400 Avenue of the Arts - Message (HTML)
File
Message
Adobe PDF
From: AimcoDigest@kingsleyassociates.com
Sent: Mon 9/14/2015 5:42 AM
To: 3400 Avenue of the Arts, 041868
Subject: Resident Survey Daily Digest -- 3400 Avenue of the Arts
3400 Avenue of the Arts
Property Number: 041868
Please note that the resident(s) listed below submitted a survey response on 09-13-2015. Please contact at Kingsley Associates
Transcript

Leasing Agent / S.R. Description	Overall (CSAT)	Cleanliness	S.R.Sat.	Comments (First 100 Characters)
[illegible]	5	5	-	Justin [illegible] the leasing consultant that toured me did an amazing job. I really enjoyed the tour.
[illegible]	4	4	-	-
[illegible]	4	4	-	Justin was great. He understood my needs and tried to accommodate them.

DATA DRIVES ACCOUNTABILITY

Daily Community Stand Ups

Provides a forum each and every day to celebrate successes, identify coaching opportunities and make each team member aware of how they compare to their peers.



PALAZZO AT PARK LA BREA, THE STAND UP
IT'S VIDEO THURSDAY! HAVE YOU WATCHED YOUR VIDEO TODAY?
TURN STATUS
AGED TURNS
9 IN PROGRESS
2 OVER 7 DAYS
0-7 Days
7-12
12+
Unit Days
4-235 10
4-208 9
1-207 6
2-125 3
SR STATUS
AGED SERVICE REQUESTS
41 IN PROGRESS
15 COMPLETED
20 OPENED
0-2 Days
3-7 Days
8+ Days
Unit Days
2-419 28
3-110 22
1-102 22
2-421 20
NO UPCOMING SERVICE APPOINTMENTS
NO UPCOMING INSPECTIONS
UPCOMING MOVE OUTS
Resident
Unit
Assigned To
Day/Time
Comments
approach is if a resident mentions a dog say "Oh, I LOVE dogs - can I see a picture?". Be sure you document in OneSite pet meetings and confirmation that the animal does not appear to be of one of the breeds restricted by Aimco in the miscellaneous tab Notes field for each dog.

YESTERDAY'S SERVICE REQUEST SURVEYS

Resident	CSAT	Complete	Clean	Friendly	Team Member	Unit
[illegible]	2	Yes			[illegible]	3-435
[illegible]	5	Yes	Yes	Yes	[illegible]	2-115
Can you please fix the large iron gate by the guard house so residents can you their garage opener to enter. Can you please bring back the news...						
[illegible]	4	Yes	Yes	Yes	[illegible]	3-126
[illegible]	3	Yes	Yes	Yes	[illegible]	3-317
Carlos did a wonderful job working on the light in my apt and some other help I needed around my place. He has given me the best service so far...						

DATA DRIVES ACCOUNTABILITY

Customer Service Scorecard

Available to managers and leadership on demand, to help us see details and trends in our results.



Aimco
Customer Service Scorecard
Thursday, September 10, 2015
YEAR TO DATE Survey Results For The Crescent At West Hollywood (01/01/15 - 09/10/15)
ALL PROPERTIES
ALL PROPERTIES
THE CRESCENT AT WEST H
YEAR TO DA
RESULTS BY SURVEY
CSAT (220 surveys)
4.37
Prospect (42)
4.55
Move In (15)
4.53
Service Request (131)
4.32
Pre Renewal (16)
4.31
Post Renewal (7)
3.86
Move Out (9)
4.44
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
THE CRESCENT AT WEST HOLLYWOOD
Aimco
CSAT Goal
CSAT TREND
5.00
4.50
PROSPECT SURVEY RESULTS BY LEASING AGENT

PROSPECT SURVEY RESULTS BY LEASING AGENT

	Leasing Agent	Surveys	CSAT	Performance v Best Experience	Apartment Home Clean	Tour Informative	Understand Needs	Established Connection	Warm Greeting	Passion & Energy
1	[illegible]	1	5.00	5.00					100%	
2	[illegible]	4	4.75	4.50	5.00	100%	100%	100%	100%	100%
3	[illegible]	28	4.54	4.71	4.46	96%	100%	100%	100%	100%
4	[illegible]	9	4.44	4.78	4.63	100%	100%	100%	100%	100%

FOCUS ON THE BASICS





	QUALITY WORK	WORK AREA CLEAN	FRIENDLY
2013	89%	93%	94%
2015	93%	96%	99%

SATISFACTION AND RENEWALS

SAME STORE PORTFOLIO, 2011 - PRESENT


26% RENEWED
38% RENEWED
46% RENEWED
56% RENEWED
60% RENEWED

REVENUE OUTCOMES

RANGE OF COMMUNITY CSAT RESULTS

3.50 | UNDERPERFORMERS 3.92 CSAT | 3.95 — 4.15 | TOP PERFORMERS 4.31 CSAT | 4.64

	UNDERPERFORMERS	TOP PERFORMERS
CSAT range	3.50 – 3.95	4.15 – 4.64
Average CSAT	3.92 CSAT	4.31 CSAT
Annual Revenue Growth 2013 – 2Q 2015	3.5%	5.0%
Head to Head REIT Peer Growth 2013 – 2Q 2015	3.4%*	4.3%*

* *Represents the average revenue growth for the same period as reported by Aimco apartment REIT peers for the markets in which the Aimco communities are located. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA, Post Properties and UDR. Sources: SNL Financial, company reports.*

EXPENSE MANAGEMENT

MIKE DIFRANCO


MEZZO
LUXURY
APARTMENT
HOMES

Mezzo Apartment Homes – Atlanta, GA

Aimco APARTMENT HOMES

PEER-LEADING EXPENSE CONTROL

Cumulative Same Store Expense Growth 2008 - 2015E


125
120
115
110
105
100
95
90
2007
2008
2009
2010
2011
2012
2013
2014
2015E
20.0% Peer Avg(1)
11.9% CPI
7.0 % Aimco(1)
-1.7% Aimco COE (2)

(1) For Aimco and peers, results include all property operating costs. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA, Post Properties and UDR. Sources: SNL Financial, company reports.

(2) Controllable Property Operating Expenses ("COE") represent property operating expenses before taxes, insurance and utilities.

STRATEGIC SPENDING

SAME STORE CHANGE FROM 2007 TO PROJECTED 2015


$7M
Operations Personnel
$3M
Community Maintenance
$7M
$4M
Centralized Services and Systems
Vendor Services
$4M
Marketing
$4M
Turnover
$1M
$16M

EXPENSE CONTROL APPROACH



CENTRALIZE



STANDARDIZE



INVEST

CENTRALIZE

SHARED SERVICE CENTER LOCATED IN ENGLEWOOD, CO

2007
108 property admin headcount
31 FTEs in central support roles
$5.6M in total spend

2015
43 property admin headcount
77 FTEs in central support roles
$4.1M in total spend

PROSPECT FOLLOW UP



COLLECTIONS



DOCUMENT MANAGEMENT



PAYMENTS



STANDARDIZE

MAINTENANCE PURCHASING CATALOG ITEMS












PLUMBING
257 PARTS
ELECTRICAL
388 PARTS
HVAC
75 PARTS
JANITORIAL
49 PARTS
SAFETY
33 PARTS
43
48
44
20
4

2013 – 802 parts
2015 – 159 parts
Catalog 80% smaller
$90k in annual savings

INVEST TO CREATE VALUE

2007



- Carpeting in most homes
- $6.2M in replacement cost
- $950k in carpet cleaning expense

2015



- Plank flooring in 70% of our homes
- $1.6M in replacement costs
- $350k in carpet cleaning expense
- $17M in revenue

WHAT'S NEXT FOR OPS?



Axiom – Cambridge, MA

- We can't predict markets, but we see continued positive contributions from our customer service and expense management discipline.
- We drive accountability by making our results transparent and individualized.
- We constantly pursue innovation by using data to drive operational improvements.
- We drive lower expenses while spending in areas that protect our assets and increase efficiencies.

REDEVELOPMENT

PATTI FIELDING


Aimco
APARTMENT HOMES

Preserve at Marin – Corte Madera, CA

REDEVELOPMENT STRATEGY


Lincoln Place - Venice, CA

BUY RIGHT

- Own and operate real estate in special locations where value appreciates faster than the buildings depreciate
- Higher-growth markets support strategic redevelopment opportunities

REDEVELOP WITHIN PORTFOLIO

- Reposition existing operating properties through phased redevelopment
- Vacate smaller properties on a select basis
- Take advantage of increasing density through development of existing vacant land or zoning modifications

REDEVELOPMENT EXECUTION

FIVE STEP PROCESS

5 Construction and Delivery

4 Finalize Details, Solidify Budget and Gain Approval

3 Define the Plan, Document and Analyze the Investment

2 Develop a Distinctive Vision and Outline the Program

1 Study the Asset, Define the Target Customer and Identify Opportunities

2012 - 2015 REDEVELOPMENTS

STABILIZED NOI	Elm Creek, Elmhurst, IL The Palazzo at Park La Brea, Los Angeles, CA
STABILIZED OCCUPANCY	2900 on First, Seattle, WA Lincoln Place, Venice, CA Pacific Bay Vistas, San Bruno, CA Preserve at Marin, Corte Madera, CA
IN LEASE-UP	Ocean House on Prospect, La Jolla, CA
UNDER CONSTRUCTION	Park Towne Place, Philadelphia, PA The Sterling, Philadelphia, PA

2012 - 2015 REDEVELOPMENTS

STEVE CORDES






LEASING
LINCOLN PLACE
apartment homes
1050


5

PACIFIC BAY VISTAS

SAN BRUNO, CA







SUBMARKET/MICRO MARKET

- In the heart of San Bruno with views of the Pacific Ocean and San Francisco Bay
- Five minutes from Milagra Ridge County Park
- Market includes high-tech campuses of Electronic Arts (EA), Genentech and Oracle
- Local economy is growing and market conditions are favorable
- Supply constrained submarket


San Francisco
Pacific Bay
Vistas
Daly City

PACIFIC BAY VISTAS

SAN BRUNO, CA

REDEVELOPMENT OPPORTUNITY

- Three-story walkup constructed in 1987
- All 308 apartment homes taken down to the studs to modernize the floor plans
- Two new amenity buildings – one with fitness and indoor pool and a second for the clubhouse and leasing
- Created outdoor social gathering spaces



Pacific Bay
VISTAS



PACIFIC BAY VISTAS


SAN
HAIGHT
Salted

SAN BRUNO, CA



CUSTOMER

- Young professionals who value social spaces
- Age range: 28-41 (median of 32)
- Income range: $102,000 - $161,000 (median of $127,000)

PRESERVE AT MARIN





CORTE MADERA, CA



SUBMARKET/MICRO MARKET

- Adjacent to prestigious Tiburon with views of Mt. Tamalpais, San Francisco Bay & Richmond Bridge
- 30 minutes to San Francisco
- Market is largely residential and suburban, professionals commute to the city or work from home
- Affluent population, local economy is stable
- Supply constrained submarket


Mill Valley
Preserve
At Marin
Sausalito
San Francisco

PRESERVE AT MARIN





CORTE MADERA, CA

REDEVELOPMENT OPPORTUNITY

- Seven, four-story buildings constructed in 1964
- Integrated with the Ring Mountain Trail System
- Design focused on optimizing San Francisco Bay and Mt. Tamalpais views from newly constructed amenity building, luxury pool deck and apartment homes
- Created a natural playground and living environment

PRESERVE AT MARIN





CORTE MADERA, CA

CUSTOMER

- Families and couples in their 40s
- Attracted to the three bedroom floor plans and top rated Reed Union School District
- Age range: 37-51 (median of 43)
- Income range: $233,000 - $441,000 (median of $338,000)

PRESERVE AT MARIN

CORTE MADERA, CA


Aimco
APARTMENT HOMES

LINCOLN PLACE

VENICE, CA


VENICE





SUBMARKET/MICRO MARKET

- Walking distance to Abbot Kinney Boulevard and 1.5 miles from Venice Beach
- Market includes high-tech employers of Google, Snapchat, YouTube and hundreds of small start-ups
- Local economy is growing, housing prices are rising and market conditions are favorable
- Supply is constrained in the submarket


Santa Monica
Culver City
Lincoln Place
Marina Del Rey

LINCOLN PLACE

VENICE, CA

REDEVELOPMENT OPPORTUNITY

- 45 buildings on 38 acres, built in 1951
- Established community identity with a retro theme, modern features and landscaping to match the Venice vibe
- Redevelopment included preservation of historic design and construction elements including plaster walls and hardwood floors.
- Constructed 99 new apartment homes, an amenity building and a new leasing center



LINCOLN PLACE


TWIST
MATINEE
TODAY
NO MINIMUM

VENICE, CA



CUSTOMER

- Young, tech-savvy professional
- Age range: 27-39 (median of 32)
- Income range: $120,000 - $213,000 (median of $154,000)

LINCOLN PLACE

VENICE, CA



OCEAN HOUSE ON PROSPECT

LA JOLLA, CA




PETER LIK GALLERY
PETER LIK GALLERY



SUBMARKET/MICRO MARKET

- La Jolla is 12 miles north of downtown San Diego
- Known for its stunning beaches and bluffs with spectacular views of the Pacific Ocean
- Prospect Street is the most prestigious address in town, well-known for its galleries, fine dining and luxury boutique shopping
- Supply is relatively constrained in the submarket


La Jolla
Ocean House on Prospect
San Diego

OCEAN HOUSE ON PROSPECT

LA JOLLA, CA

REDEVELOPMENT OPPORTUNITY

- Four-story, 60 apartment home elevator building constructed in 1970
- Combined existing studio units into spacious dual master homes for a total of 53 apartment homes
- Tailored redevelopment program to deliver high-end, resort-level finishes and amenities




Ocean House

OCEAN HOUSE ON PROSPECT



LA JOLLA, CA



CUSTOMER

- 51% leased as of August 31st
- Local entrepreneurs, professionals, and affluent, socially and physically active retirees
- Age range: 27-48 (median of 35)
- Income range: $153,000 - $295,000 (median of $210,000)

OCEAN HOUSE ON PROSPECT

LA JOLLA, CA


Aimco
APARTMENT HOMES

DEVELOPMENT

JOHN BEZZANT



DEVELOPMENT


J. DERENZO CO.
One Canal – Boston, MA

WHY DO GROUND-UP DEVELOPMENT?

- Locations where we do not have redevelopment opportunity in our own portfolio
- Projects where we expect to achieve development returns in excess of stabilized acquisitions
- Limit construction risk by partnering with an experienced developer, knowledgeable in the market, fixed price contracts

ONE CANAL



BOSTON, MA

- Development project in downtown Boston, part of our portfolio reallocation in Boston area
- Partnered with local developer, Trinity Financial
- Scheduled for completion in Spring 2016
- Now pre-leasing

ONE CANAL




MASSACHUSETTS GENERAL HOSPITAL
ENTRANCE
ENTRANCE

BOSTON, MA



SUBMARKET/MICRO MARKET

- Located in Bulfinch Triangle neighborhood of Boston's West End, overlooking the Rose Kennedy Greenway
- Within walking distance of TD Garden, Charles River, downtown Boston, Massachusetts General Hospital, Quincy Market
- Across the street from North Station transportation hub and historic North End


One Canal
Boston

ONE CANAL

BOSTON, MA

DEVELOPMENT OPPORTUNITY

- 310 luxury apartment homes, including 44 penthouses
- Rooftop deck with swimming pool and sundeck, fireplace lounge, courtyard and grill area, outdoor theater
- 21,000sf of street-level retail space with signed Letter of Intent

CUSTOMER

- Professionals employed in finance, healthcare and government
- Walk to work at Mass General, Government Center, and Financial District



Rendering

ONE CANAL

BOSTON, MA


Aimco
APARTMENT HOMES

REDEVELOPMENT ECONOMICS

ELM CREEK - NOI STABILIZED 2Q 2015

VALUE CREATION	Redevelopment value creation ($M)[1]	$5.7
	As a % of investment [1]	47%
	NOI yield [2]	6.6%
PROJECT SCOPE	Net investment ($M)	$12.3
	Apartment homes developed	28
REVENUE PER APARTMENT HOME	Stabilized revenue per home	$3,208

(1) Based on market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) Stabilized NOI includes an assumed 2% management fee.

REDEVELOPMENT ECONOMICS

THE PALAZZO AT PARK LA BREA - NOI STABILIZED 2Q 2015

VALUE CREATION	Redevelopment value creation ($M) (1)(2)		$44.2
	As a % of investment (1)(2)		298%
	NOI yield (3)		15.9%
PROJECT SCOPE	Net investment ($M)		$14.8
	Total apartment homes		521
	Apartment homes redeveloped		77
REVENUE PER APARTMENT HOME	Community average	Pre-redevelopment	$2,981
		Stabilized	$3,727
	Redeveloped home average	Pre-redevelopment	$4,378
		Stabilized	$6,497

(1) Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) The Palazzo is owned in a joint venture in which Aimco has an approximate 53% interest. Aimco's share of value creation is $23.4M and its share of net investment is $7.8M.
(3) Stabilized NOI includes an assumed 2% management fee.

REDEVELOPMENT ECONOMICS

2900 ON FIRST - OCCUPANCY STABILIZED 2Q 2015

PROJECTED VALUE CREATION	Redevelopment value creation ($M)[1]	$3.5
	As a % of investment [1]	24%
	NOI yield [2]	5.3%
PROJECT SCOPE	Net investment ($M)	$14.7
	Total apartment homes	135
	NOI stabilized	3Q 2016
REVENUE PER APARTMENT HOME	Pre-redevelopment	$1,681
	August 2015	$2,006
	Projected at NOI stabilization (un-trended)	$2,253

(1) Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) Projected stabilized NOI includes an assumed 2% management fee.

REDEVELOPMENT ECONOMICS

PACIFIC BAY VISTAS - OCCUPANCY STABILIZED 3Q 2014

PROJECTED VALUE CREATION	Redevelopment value creation ($M) [1]	$76.4
	As a % of investment [1]	64%
	NOI yield [2]	6.1%
PROJECT SCOPE	Net investment ($M) [3]	$119.9
	Total apartment homes	308
	NOI stabilized	4Q 2015
REVENUE PER APARTMENT HOME	August 2015	$2,765
	Projected at NOI stabilization (un-trended)	$2,820

(1) *Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015*
(2) *Projected stabilized NOI includes an assumed 2% management fee.*
(3) *In 2008, Aimco recognized a $5.7M impairment on its investment in Pacific Bay Vistas, which amount has not been included in the net investment amount. After consideration of this impairment, Aimco's value creation was $70.7M or 56%.*

REDEVELOPMENT ECONOMICS

PRESERVE AT MARIN - OCCUPANCY STABILIZED 3Q 2015

PROJECTED VALUE CREATION	Redevelopment value creation ($M) [1]	$23.7
	As a % of investment [1]	19%
	NOI yield [2]	4.2%
PROJECT SCOPE	Net investment ($M)	$123.4
	Total apartment homes	126
	NOI stabilized	4Q 2016
REVENUE PER APARTMENT HOME	August 2015	$4,993
	Projected at NOI stabilization (un-trended)	$5,213

(1) Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) Projected stabilized NOI includes an assumed 2% management fee.

REDEVELOPMENT ECONOMICS

LINCOLN PLACE - OCCUPANCY STABILIZED 2Q 2015

PROJECTED VALUE CREATION	Redevelopment value creation ($M)[1]	$142.8
	As a % of investment[1]	40%
	NOI yield[2]	5.6%
PROJECT SCOPE	Net investment ($M)[3]	$359.0
	Total apartment homes	795
	NOI stabilized	3Q 2016
REVENUE PER APARTMENT HOME	August 2015	$2,798
	Projected at NOI stabilization (un-trended)	$3,060

(1) *Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015*
(2) *Projected stabilized NOI includes an assumed 2% management fee.*
(3) *In 2008, Aimco recognized an $85.4M impairment on its investment in Lincoln Place, which amount has not been included in the net investment amount. After consideration of this impairment, Aimco's value creation was $57.4M or 13%.*

REDEVELOPMENT ECONOMICS

OCEAN HOUSE ON PROSPECT - IN LEASE-UP

PROJECTED VALUE CREATION	Redevelopment value creation ($M)[1]	$13.3
	As a % of investment[1]	90%
	NOI yield[2]	7.1%
PROJECT SCOPE	Net investment ($M)	$14.8
	Total apartment homes	53
	NOI stabilized	2Q 2017
REVENUE PER APARTMENT HOME	Pre-redevelopment	$2,886
	August 2015	$4,153
	Projected at NOI stabilization (un-trended)	$4,588

(1) Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) Projected stabilized NOI includes an assumed 2% management fee.

REDEVELOPMENT ECONOMICS

PARK TOWNE PLACE - UNDER CONSTRUCTION

PROJECTED VALUE CREATION	Redevelopment value creation ($M) [(1)]	$25.1
	As a % of investment [(1)]	42%
	NOI yield [(2)]	6.4%
PROJECT SCOPE	Net investment ($M)	$60.0
	Total apartment homes	954
	Apartment homes to be redeveloped	229
	NOI stabilized	3Q 2017
REVENUE PER APARTMENT HOME	Pre-redevelopment	$1,689
	August 2015	$1,953
	Projected at NOI stabilization (un-trended)	$2,067

(1) Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) Projected stabilized NOI includes an assumed 2% management fee.

REDEVELOPMENT ECONOMICS

THE STERLING - UNDER CONSTRUCTION

PROJECTED VALUE CREATION	Redevelopment value creation ($M)[(1)(2)]	$28.6
	As a % of investment[(1)(2)]	58%
	NOI yield[(3)]	7.1%
PROJECT SCOPE	Net investment ($M)	$49.5
	Total apartment homes	535
	Apartment homes to be redeveloped	279
	NOI stabilized	3Q 2017
REVENUE PER APARTMENT HOME	Pre-redevelopment	$2,015
	August 2015	$2,172
	Projected at NOI stabilization (un-trended)	$2,602

(1) Based on current market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015.
(2) If Aimco elects to redevelop substantially all of the apartment homes at The Sterling, it would expect to earn approximately $11M of historic tax credits, of which approximately 70% would relate to this phase of the project. If Aimco earns these tax credits, the value creation for this phase would be approximately $36M or 88%.
(3) Projected stabilized NOI includes an assumed 2% management fee.

WHAT'S NEXT?




EASTPOINTE
Boulder, CO
707 LEAHY
Redwood City, CA
VILLAS AT PARK LA BREA
Los Angeles, CA
PALAZZOS AT PARK LA BREA
Los Angeles, CA
3400 AVENUE OF THE ARTS
Costa Mesa, CA
YORKTOWN
Lombard, IL
THE STERLING
Philadelphia, PA
PARK TOWNE PLACE
Philadelphia, PA
MERRILL HOUSE
Falls Church, VA
YACHT CLUB AT BRICKELL
Miami, FL



YACHT CLUB



MIAMI, FL



SUBMARKET/MICRO MARKET

- Brickell is the most dense and fastest growing neighborhood in Miami
- "Wall Street of the South" – one of the nation's largest financial districts
- Population of 32,489 and average household income of $125,500

REDEVELOPMENT OPPORTUNITY

- 357-unit high rise built in 1998; acquired in 2003
- Premier location directly on the water with unobstructed views of Brickell Key and South Beach
- Focus on repositioning amenities and interiors

707 LEAHY


VINO SANTO BISTRO



REDWOOD CITY, CA


Fox
FOXDREAM.COM

SUBMARKET/MICRO MARKET
- Redwood City lies between San Francisco and San Jose and Silicon Valley
- Growing center of high-tech industry including Oracle and Evernote
- Historic element with art deco theaters and architecture
- Significant urban development ongoing

REDEVELOPMENT OPPORTUNITY
- 110 apartment homes on 2 acres, garden-style 1973 construction
- Northern California’s market rents up 10% year-over-year
- Well-educated demographic with $120,000 average household income
- 10-minute drive from Stanford University

CONCLUSION

VALUE CREATION FROM 2012 - 2015 STABILIZED REDEVELOPMENTS

ACTUAL/ PROJECTED VALUE CREATION	Redevelopment value creation ($M)	$363
	As a % of Investment	47%
	Value creation incl 2008 impairments ($M)	$272
	As a % of Investment incl 2008 impairments	32%
PROJECT SCOPE	Net investment ($M)	$768
	Total apartment homes	3,455
	Apartment homes redeveloped	2,030
REVENUE PER APARTMENT HOME	Projected at NOI stabilization (un-trended)	$3,000

(1) Based on market NOI capitalization rates reported in CBRE North America's Cap Rate Survey for First Half 2015
(2) Projected stabilized NOI include an assumed 2% management fee.

BREAK



Riverloft Apartment Homes - Philadelphia, PA


Riverloft



Q&A






SECOND HALF AGENDA

PAUL BELDIN

- PORTFOLIO MANAGEMENT
- PHILADELPHIA CASE STUDY
- CULTURE
- Q&A
- LUNCHEON
- PROPERTY TOURS

PORTFOLIO MANAGEMENT

JOHN BEZZANT



Preserve at Marin – Corte Madera, CA

Aimco APARTMENT HOMES

PORTFOLIO STRATEGY



21 Fitzsimons – Aurora, CO

To continuously upgrade our portfolio through redevelopment, property upgrades, acquisitions, and limited development activity.

We do this through:

DISPOSITION of 5-10% of our portfolio annually, primarily from submarkets with lower revenue growth prospects

REINVESTMENT of these proceeds in properties in target submarkets with above average revenue growth prospects

PORTFOLIO MANAGEMENT GOALS

PAIRED-TRADE DISCIPLINE

Improve investment and asset quality through a strict paired-trade discipline

QUALITY MEASURED BY:

- FCF IRR
- Projected and historic submarket rent growth
- Average rents per apartment home
- Area home values and incomes
- Age of building

DIVERSIFICATION

Maintain sufficient geographic and price point diversification to limit volatility and concentration risk, while focusing investment in higher growth, higher margin submarkets

ATTRACT

Attract highly qualified residents with positive prospects for income growth and the ability and willingness to pay for high quality properties and service

PORTFOLIO TRANSFORMATION

		2011	2Q 2015	2011 vs 2Q 2015
FOOTPRINT	Communities	198	143	-28%
	Apartment Homes	62,834	41,425	-34%
	% NOI in Target Markets	86%	92%	+7%
QUALITY(1)	Revenue per Home	$1,262	$1,759	+39%
	Percentage A	30%	50%	+65%
	Percentage B	37%	33%	-13%
	Percentage C+	21%	17%	-17%
	Percentage C	12%	-	-100%
PROFITABILITY	NOI Margin	63%	67%	+6%
	Free Cash Flow Margin(2)	54%	60%	+12%

(1) *Aimco defines asset quality as follows: "A" quality assets are those with rents greater than 125% of local market average; "B" quality assets are those with rents 90% to 125% of local market average; and "C+" quality assets are those with rents greater than $1,100 per month but less than 90% of local market average. The table above illustrates Aimco's Conventional portfolio quality based on market data for the fourth quarter of the year indicated and for 2Q 2015.*

(2) *Assumes capital replacements of $1,200 per apartment home per year.*

PAIRED TRADES



21 Fitzsimons – Aurora, CO

21 FITZSIMONS ACQUISITION





AURORA, CO



LOCATION

- 600-apartment community with 17,400sf of ground retail space
- The only residential community on the campus
- There are over 20,000 jobs within a five minute walk of the property with forecasted growth to reach 45,000 jobs
- In comparison to downtown Denver, 21 Fitzsimons enjoys an unique submarket position with significant job presence, growth and limited competitive supply


21 Fitzsimons

21 FITZSIMONS ACQUISITION

PAIRED TRADE ASSET QUALITY ANALYSIS

	SELL		BUY
	Canterbury Green	Signature Point	21 Fitzsimons
Location	Fort Wayne, IN	League City, TX	Aurora, CO
Apartment Homes	1,988	304	600
Year Built	1970	1994	2008/2012/2014
FCF IRR	3.1%	5.3%	8.0%
Average Revenue Per Apt Home	$704	$1,061	$1,365
Long Term Revenue Growth Rate*	0.8%	1.9%	2.9%
Median Resident Income	$42,275	$58,200	$97,000
Sale/Purchase Price ($M)	$85.5	$33.9	$118.5

* *Source: REIS*

21 FITZSIMONS ACQUISITION

PAIRED TRADE FINANCIAL ANALYSIS

FCF Break-Even Originally Projected in Year 4; Now Year 2

STABILIZED (YR 2) PROJECTIONS	AVG OF SOLD TO FUND ACQUISITION	21 FITZSIMONS
NOI Yield	7.7%	6.2%
FCF Yield	5.4%	4.8%
Average Revenue Per Apt Home	$751	$1,365
Long Term Revenue Growth Rate(1)	0.9%	2.9%
NOI Margin	48%	68%
FCF Margin(2)	33%	61%

(1) *Source: REIS*

(2) *Represents NOI margin adjusted for capital replacements spending of $1,200 per apartment home.*

THE IMPORTANCE OF DIVERSIFICATION


Aimco
APARTMENT HOMES

Preserve at Marin – Corte Madera, CA

MARKET SELECTION

12 TARGET MARKETS


SEATTLE
BAY AREA
GREATER LA
SAN DIEGO
DENVER
CHICAGO
BOSTON
NEW YORK
PHILADELPHIA
GREATER DC
ATLANTA
MIAMI

GEOGRAPHIC DIVERSIFICATION

GEOGRAPHIC DIVERSIFICATION REDUCES CONCENTRATION RISK


YOY Revenue Growth
15%
10%
5%
0%
-5%
-10%
-15%
PHILADELPHIA
BAY AREA
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014


Cumulative Total Return
260
240
220
200
180
160
140
120
100
80
PHILADELPHIA
AVG NOI GROWTH: 1.6%
AVG FCF CAP RATE: 5.6%
BAY AREA
AVG NOI GROWTH: 1.5%
AVG FCF CAP RATE: 4.9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Sources: Real Capital Analytics, REIS

GEOGRAPHIC DIVERSIFICATION

GEOGRAPHIC DIVERSIFICATION REDUCES CONCENTRATION RISK



YOY Revenue Growth
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
SAN DIEGO
SEATTLE
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014



Cumulative Total Return
260
240
220
200
180
160
140
120
100
80
SAN DIEGO
AVG NOI GROWTH: 1.9%
AVG FCF CAP RATE: 4.9%
SEATTLE
AVG NOI GROWTH: 1.9%
AVG FCF CAP RATE: 4.9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Sources: Real Capital Analytics, REIS

PRICE POINT DIVERSIFICATION

DIVERSIFICATION REDUCES IMPACT OF NEW SUPPLY

SEATTLE
Aimco Rent: $1,679
Rent vs. Market: 137%
Aimco “A” Rents vs. New: 84%

DENVER
Aimco Rent: $1,251
Rent vs. Market: 126%
Aimco “A” Rents vs. New: 75%

CHICAGO
Aimco Rent: $1,388
Rent vs. Market: 124%
Aimco “A” Rents vs. New: 105%

BOSTON
Aimco Rent: $1,353
Rent vs. Market: 71%
Aimco “A” Rents vs. New: 91%

NEW YORK
Aimco Rent: $3,188
Rent vs. Market: 99%
Aimco “A” Rents vs. New: na

BAY AREA
Aimco Rent: $2,169
Rent vs. Market:106%
Aimco “A” Rents vs. New: 86%

GREATER LA
Aimco Rent: $2,251
Rent vs. Market: 147%
Aimco “A” Rents vs. New: 91%



PHILADELPHIA
Average Rent: $1,429
Rent vs. Market: 126%
Aimco “A” Rents vs. New: 85%

GREATER DC
Aimco Rent: $1,370
Rent vs. Market: 87%
Aimco “A” Rents vs. New : 84%

SAN DIEGO
Aimco Rent: $1,432
Rent vs. Market: 98%
Aimco “A” Rents vs. New: 85%

MIAMI
Aimco Rent: $1,966
Rent vs. Market: 163%
Aimco “A” Rents vs. New: 90%

ATLANTA
Aimco Rent: $1,156
Rent vs. Market: 135%
Aimco “A” Rents vs. New: 84%

Aimco “A” Rents vs. New is calculated based on average rents of Aimco’s A-price point properties in market compared to average effective rent for new building lease-ups from January 2014 through August 2015 as reported by Axiometrics.

TODAY'S PORTFOLIO



DENVER
MINNEAPOLIS
CHICAGO
PROVIDENCE, RI
SEATTLE
BOSTON
NEW YORK
SUBURBAN NY - NJ
PHILADELPHIA
BAY AREA
BALTIMORE
GREATER LA
GREATER DC
SAN DIEGO
NORFOLK-RICHMOND
PHOENIX
NASHVILLE
FORT LAUDERDALE
ATLANTA
MIAMI
TARGET MARKETS
NON-TARGET MARKETS

Size of marker represents market GAV as a % of total Conventional GAV as of 6/30/2015.

CENTER CITY CASE STUDY

PHILADELPHIA, PA



CENTER CITY VS PHILADELPHIA



THE CITY OF PHILADELPHIA
GERMANTOWN/
CHESTNUT HILL
FAR
NORTHEAST
ROXBOROUGH/
MANAYUNK
OINEY/
OAK LANE
NEAR
NORTHEAST
GREATER
CENTER CITY
BRIDESBURG/
KENSINGTON/
RICHMOND
NORTH
PHILADELPHIA
WEST
PHILADELPHIA
CORE CENTER CITY
SOUTH
PHILADELPHIA
SOUTHWEST
PHILADELPHIA

Source: Center City District

CENTER CITY VS PHILADELPHIA

POPULATION CHANGE



+0.2%
-1.1%
-5.1%
-4.9%
+7.3%
GREATER
CENTER CITY
+10.2%
+4.8%
-3.0%
-4.1%
CORE CENTER CITY
+16.3%
+4.2%
-5.2%
PERCENT CHANGE IN
POPULATION, 2000-2010
Decline greater than 5%
-5% to 0%
0% to +5%
+5% to +10%
+10% or more

Source: Center City District

CENTER CITY EDUCATION

CENTER CITY'S POPULATION IS HIGHLY EDUCATED
POPULATION 25 AND OLDER



Core Center City
14%
10%
33%
43%
Cambridge
16%
11%
29%
44%
Palo Alto
7%
13%
29%
51%
High School or Less
Some College
Bachelor's Degree
Advanced Degree

Sources: U.S. Census Bureau, American Community Survey

CENTER CITY EMPLOYMENT

CENTER CITY HAS A DIVERSE ECONOMY


All Other
15.8%
Public Admin
13.9%
Entertainment, Leisure, Hospitality
10.4%
TOTAL JOBS
293,700
22.9%
Professional and Business Services
15.9%
Financial Activities, Real Estate, and Info
21.0%
Education and Health Services

Source: Center City District, data as of 2013. Other includes 'Transportation, Utilities, and Wholesale Trade' (5.7%), 'Other Services' (3.9%), 'Retail' (3.7%), 'Construction' (1.7%), and 'Manufacturing (0.8%)

CENTER CITY VS PHILADELPHIA

CENTER CITY INCOMES HIGHEST IN PHILADELPHIA



$51K
$63K
$46K
$36K
$43K
$20K
$31K
$27K
$33K
$38K
GREATER
CENTER CITY
$54K
CORE CENTER CITY
$67K
AVERAGE HOUSEHOLD INCOME
Under $29,999
$30,000 to $39,999
$40,000 to $49,000
$50,000 to $59,000
Over $60,000

Source: U.S. Census Bureau, American Community Survey 2009 - 2013

CENTER CITY VS PHILADELPHIA

CENTER CITY INCOMES ARE GROWING



-4%
+3%
0%
-1%
-1%
GREATER
CENTER CITY
+14%
+1%
+6%
-5%
CORE CENTER CITY
+10%
+4%
-3%
PERCENTAGE CHANGE
IN ANNUAL INCOME*
< 0%
0% to 5%
5% to 10%
> 10%

* Represents the change in median household incomes from the US Census Bureau's 2007 - 2011 American Community Survey and the U.S. Census Bureau's 2009 - 2013 American Community Survey.

CENTER CITY AS AN URBAN CORE

CENTER CITY'S WALK, BIKE AND TRANSIT SCORES RIVAL OTHER MAJOR METROS


CENTER CITY PHILADELPHIA
98
94
96
MIDTOWN MANHATTAN
99
71
100
DOWNTOWN SAN FRANCISCO
99
73
100
DOWNTOWN BOSTON
95
83
100





Source: Excerpted from Center City District "State of Center City 2015"

APARTMENT FUNDAMENTALS

CENTER CITY RENTS HIGHER AND GROWING FASTER THAN GREATER PHILADELPHIA


Center City vs Philadelphia Rental Rates
2002 - 2015E
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
2001
2003
2005
2007
2009
2011
2013
2015E
Center City Submarket
Philadelphia Market

Source: REIS

APARTMENT FUNDAMENTALS

13-YEAR RENT GROWTH CAGR OF AIMCO TARGET MARKETS

Center City growth exceeds that of any target market


Compound Annual Rate of Rent Growth
2002 - 2015E
4.0%
3.0%
2.0%
1.0%
0.0%
3.4%
3.3%
3.2%
3.0%
3.0%
2.9%
2.9%
2.8%
2.8%
2.8%
2.6%
2.1%
2.0%
Center City
New York
San Diego
Miami
Philadelphia
Greater LA
Seattle
Bay Area
Chicago
Boston
Denver
Greater DC
Atlanta

Source: REIS

CENTER CITY REDEVELOPMENT

WES POWELL



PARK TOWNE PLACE


P I C A S S O



LOCATION AND PROPERTY OVERVIEW

- Located on the Benjamin Franklin Parkway in the heart of Center City's Museum District
- Directly accessible from the central business district as well as the Spring Garden and Fairmount Neighborhoods
- Nine-acre site containing over 950 apartment homes within four 18-story towers, 20,000 square foot amenity center and two levels of below grade parking


Park Towne Place

PARK TOWNE PLACE





Town Center - Rendering

REDEVELOPMENT OPPORTUNITY

- Revitalize and reposition Park Towne Place as one of the premier multifamily communities in Center City
- Leverage its special location and rebrand the property as "Museum District Residences"
- Capitalize on the views by improving interior unit layouts
- Create the most comprehensive and dynamic amenity offering in Center City

TARGET CUSTOMER

- Young professionals (25-35), graduate students, affluent professionals and empty nesters
- Socially and physically active, values open space and proximity to cultural institutions and park system

PARK TOWNE PLACE



PHASED REDEVELOPMENT

- Improvements to the signage, landscaping, swimming pool and outdoor amenities
- Enhanced leasing center and 20,000sf amenity and retail building
- Full renovation of the south tower (229 units)
- 179 apartments completed to date with 128 apartments (72%) occupied or pre-leased
- Rental rate performance is ahead of underwriting



THE STERLING







LOCATION AND PROPERTY OVERVIEW

- Located in the Market West neighborhood, within five blocks of Rittenhouse Square and City Hall
- Immediately adjacent to Comcast Corporation's growing headquarters campus and the SEPTA rail station
- 29-story, mixed-use building with 535 apartment homes, nearly 100,000sf of office space and over 20,000sf of ground-level retail


The Sterling

THE STERLING

REDEVELOPMENT OPPORTUNITY

- Unlock value embedded in the property's intrinsic competitive advantages, which include:
  - The size and variety of the floor plans
  - Rooftop swimming pool and deck
  - Ground-level retail

TARGET CUSTOMER

- Graduate students, young professionals (22-35), affluent professionals and empty nesters
- Values urban living and convenience, proximity to work or school, nightlife and entertainment




STERLING COMMERCIAL CENTER
NAILS

THE STERLING







PHASED REDEVELOPMENT

- Improvements to the lobby, leasing center, fitness center and rooftop amenities
- Repositioning of the ground-level retail
- Apartment home and common corridor renovations completed floor-by-floor
- 196 apartments completed to date with 181 apartments (92%) occupied or pre-leased
- Rental rate performance is ahead of underwriting

PARTNERING WITH THE COMMUNITY

PATTI SHWAYDER










LOVE

PARTNERING WITH THE COMMUNITY


Aimco





PARK TOWNE PLACE

- Iconic location on the Benjamin Franklin Parkway
- Museum District Residences integrated into the fabric of the Parkway
- Goal to build partnerships with neighboring cultural institutions
- Permanent art collection and rotational exhibits
- Listed on the National Register of Historic Places

PARTNERING WITH THE COMMUNITY

PARK TOWNE PLACE





PARTNERSHIPS

Federal Government: Historic tax credits

Commonwealth of Pennsylvania: State grants

City of Philadelphia:

- Commerce Department
- Real estate tax abatement
- Zoning for new restaurant
- Park improvement - The Parkway at Park Towne Place

PARTNERING WITH THE COMMUNITY

PARTNERSHIPS

Completed in 1962; important part of City's master plan for creating prime downtown living

Listed on the National Register of Historic Places

Federal Government: Historic tax credits

City of Philadelphia:

- Real estate tax abatement
- Partnered with State Historic Preservation Office and National Park Service to create new roof top amenity


THE STERLING


Association for Public Art
Aimco

AIMCO CULTURE




1559
Aimco
HELPING BUILD COMMUNITY
Cares

JENNIFER JOHNSON


TOP
WORK
PLACES
2015
THE DENVER POST
Aimco
APARTMENT HOMES

AIMCO VISION



To be **THE BEST** owner and operator of apartment communities, inspired by **A TALENTED TEAM** committed to **EXCEPTIONAL** customer service, **STRONG** financial performance, and **OUTSTANDING** corporate citizenship.

AIMCO CORE VALUES

INTEGRITY
Do the right thing always.

RESPECT
Appreciate others and treat them as you would want to be treated.

COLLABORATION
Work together. Seek and value the perspectives of others.

CUSTOMER FOCUS
Provide exceptional service to our customers and communities.

PERFORMANCE
Demonstrate pride and passion for our work. Deliver consistent and measurable results. Reward success.

OUR CULTURE IN ACTION


OUR CULTURE
IS OUR HEART.

MEASURING OUR CULTURE

INTERNAL SURVEYS


TEAM ENGAGEMENT
LEADERSHIP
COMPENSATION &
TOTAL REWARDS
CULTURE &
VALUES
ON-THE-JOB

TEAM MEMBER SURVEYS

TEAM MEMBER LIFECYCLE SURVEYS

Annual Team Member Satisfaction Survey

Aimco is committed to making your work environment productive, rewarding, and enjoyable. As a part of this commitment, Aimco has engaged Kingsley Associates, a nationally recognized, third party consulting firm, to conduct its 2015 Team Member Survey.

A message from Aimco:

Thank you for participating in our 10 minute survey. Please answer all of the questions so we may better understand and increase team member engagement throughout the company. ***All responses will be kept strictly confidential.***

Thank you for helping us continue to make Aimco a great place to work!

Source: Kingsley Associates website

TEAM ENGAGEMENT RESULTS

INTERNAL SURVEYS SHOW INCREASING TEAM ENGAGEMENT


Team Engagement
3.98
4.07
4.05
4.24
4.28
4.31
2010
2011
2012
2013
2014
YTD 2015

TEAM MEMBER SURVEYS

TEAM MEMBERS RATE AIMCO AS A TOP WORKPLACE IN COLORADO

2015	TOP WORK PLACES 2015 THE DENVER POST	#12
2014	TOP WORK PLACES 2014 THE DENVER POST	#19
2013	TOP WORK PLACES 2013 THE DENVER POST	#19

ENGAGED TEAMS PERFORM

HIGHLY ENGAGED TEAM MEMBERS TRANSLATE INTO MORE SATISFIED CUSTOMERS


Aimco Team Engagement and CSAT
January 2014 - June 2015
Engagement 4 - 5
4.16 CSAT
Engagement 3 - 4
4.10 CSAT
Engagement Below 3
4.07 CSAT

PROMOTING FROM WITHIN

AIMCO PUTS THE BEST PLAYERS ON THE FIELD



Management Promotions from Within
41%
34%
67%
68%
67%
71%
2010
2011
2012
2013
2014
YTD 2Q 2015

CONCLUSION


LeadingEdge





- Continued focus on team engagement
- More engaged team members deliver better customer service, and better customer service drives increased profitability

WRAP-UP



PAUL BELDIN

- Aimco is a top notch operator
- Aimco is creating value as an able redeveloper
- Aimco owns a quality portfolio
- Aimco's balance sheet is safe
- Aimco has a deep, cohesive management team

Q&A


C
calhoun
BEACH CLUB
APARTMENTS








Aimco
APARTMENT HOMES

FORWARD LOOKING STATEMENTS & OTHER INFORMATION

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING PROJECTED RESULTS AND SPECIFICALLY: FORECASTS OF 2015 FINANCIAL AND OPERATING RESULTS; AIMCO'S DEVELOPMENT AND REDEVELOPMENT PROJECT INVESTMENTS, TIMELINES AND STABILIZED RENTS; PROJECTED RETURNS ON PROPERTY UPGRADES, ACQUISITIONS, REDEVELOPMENT AND DEVELOPMENT PROJECTS. THESE FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT'S JUDGMENT AS OF THIS DATE, AND AIMCO ASSUMES NO OBLIGATION TO REVISE OR UPDATE THEM TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES. THESE FORWARD-LOOKING STATEMENTS INCLUDE CERTAIN RISKS AND UNCERTAINTIES. READERS SHOULD CAREFULLY REVIEW AIMCO'S FINANCIAL STATEMENTS AND NOTES THERETO, AS WELL AS THE RISK FACTORS DESCRIBED IN AIMCO'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, AND THE OTHER DOCUMENTS AIMCO FILES FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OF SECURITIES FOR SALE. FUTURE QUARTERLY DIVIDEND PAYMENTS ARE SUBJECT TO DETERMINATIONS BY AIMCO'S BOARD OF DIRECTORS BASED ON THE CIRCUMSTANCES AT THE TIME OF AUTHORIZATION, AND THE ACTUAL DIVIDENDS PAID MAY VARY FROM THE CURRENTLY EXPECTED AMOUNTS.